                                                            EXHIBIT (a)(1)(B)(i)

                             LETTER OF TRANSMITTAL

      TO TENDER SHARES OF CLASS A COMMON STOCK, PAR VALUE $.0005 PER SHARE
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                                 GARTNER, INC.

             Pursuant to the offer to purchase, dated June 22, 2004

         THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
       EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, JULY 30, 2004
                    UNLESS GARTNER EXTENDS THE TENDER OFFER.

                    THE DEPOSITARY FOR THE TENDER OFFER IS:

                          MELLON INVESTOR SERVICES LLC

      BY REGISTERED MAIL:              BY OVERNIGHT COURIER:                    BY HAND:

  Mellon Investor Services LLC      Mellon Investor Services LLC      Mellon Investor Services LLC
      Post Office Box 3301               85 Challenger Road             120 Broadway, 13th Floor
   South Hackensack, NJ 07606             Mail Drop-Reorg                 New York, NY, 10271
Attn: Reorganization Department      Ridgefield Park, NJ 07660      Attn: Reorganization Department
                                  Attn: Reorganization Department

--------------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF CLASS A SHARES TENDERED
--------------------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
        (PLEASE FILL IN, IF BLANK, EXACTLY AS                                CERTIFICATE(S) TENDERED
        NAMES(S) APPEAR(S) ON CERTIFICATE(S))                    (ATTACH AND SIGN ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                 CLASS A SHARES            NUMBER OF
                                                            CERTIFICATE          REPRESENTED BY         CLASS A SHARES
                                                            NUMBER(S)*           CERTIFICATE(S)           TENDERED**
                                                       -------------------------------------------------------------------

                                                       -------------------------------------------------------------------

                                                       -------------------------------------------------------------------

                                                       -------------------------------------------------------------------

                                                       -------------------------------------------------------------------
                                                       TOTAL CLASS A SHARES
                                                             TENDERED*
--------------------------------------------------------------------------------------------------------------------------
 *** Indicate in this box the order (by certificate number) in which class A shares are to be purchased in event of proration (attach additional signed list if necessary): See Instruction 7.

  1st:                 2nd:                 3rd:                 4th:                 5th:                 6th:
------------------------------------------------------------------------------------------------------------------------------
    * Need not complete if class A shares are delivered by book-entry transfer.
   ** If you desire to tender fewer than all class A shares evidenced by any certificate(s) listed above, please indicate in this column the number of class A shares you wish to tender. Otherwise, all class A shares evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 4.
  *** If you do not designate an order and Gartner purchases less than all class A shares tendered due to proration, the depositary will select the class A shares that Gartner will purchase. See Instruction 7.
------------------------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN ONE OF THOSE SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST DELIVER THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY. DELIVERIES TO GARTNER, INC. ("GARTNER"), GOLDMAN, SACHS & CO. (THE DEALER MANAGER FOR THE TENDER OFFER) OR GEORGESON SHAREHOLDER COMMUNICATIONS INC. (THE INFORMATION AGENT FOR THE TENDER OFFER) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERY OF THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     YOU SHOULD USE THIS LETTER OF TRANSMITTAL IF YOU ARE CAUSING THE SHARES TO BE DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DEPOSITARY TRUST COMPANY ("DTC," WHICH IS HEREINAFTER REFERRED TO AS THE "BOOK-ENTRY TRANSFER FACILITY") PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY'S SYSTEM MAY MAKE BOOK-ENTRY DELIVERY OF THE SHARES.

                 THE INFORMATION AGENT FOR THE TENDER OFFER IS:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                   Georgeson Shareholder Communications Inc.
                 Banks and Brokerage Firms Call: (212) 440-9800
               Stockholders Please Call Toll Free: (888) 279-4024
                             ---------------------

     BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     You should use this letter of transmittal only if (1) you are also enclosing certificates for the class A shares you desire to tender, or (2) you intend to deliver certificates for such class A shares under a notice of guaranteed delivery previously sent to the depositary, or (3) you are delivering class A shares through a book-entry transfer into the depositary's account at the Depositary Trust Company (i.e., the book-entry transfer facility) in accordance with Section 3 of the offer to purchase.

     If you desire to tender class A shares in the tender offer, but you cannot deliver the certificates for your class A shares and all other required documents to the depositary by the expiration date (as set forth in the offer to purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your class A shares according to the guaranteed delivery procedures set forth in Section 3 of the offer to purchase. See Instruction 2. Delivery of the letter of transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

[ ] CHECK HERE IF YOU ARE DELIVERING TENDERED CLASS A SHARES PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY THAT YOU PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
            --------------------------------------------------------------------

Name of Institution that Guaranteed Delivery:
     ---------------------------------------------------------------------------

[ ] CHECK HERE IF ANY CERTIFICATES EVIDENCING THE CLASS A SHARES YOU ARE
    TENDERING WITH THIS LETTER OF TRANSMITTAL HAVE BEEN LOST, STOLEN, DESTROYED OR MUTILATED. IF YOU CHECK THIS BOX, YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH YOUR LETTER OF TRANSMITTAL. YOU SHOULD CALL MELLON INVESTOR SERVICES LLC, THE TRANSFER AGENT, AT (800) 270-3449 TO GET INFORMATION ABOUT THE REQUIREMENTS FOR REPLACEMENT. YOU MAY BE REQUIRED TO POST A BOND TO SECURE AGAINST THE RISK THAT CERTIFICATES MAY BE SUBSEQUENTLY RECIRCULATED. PLEASE CALL MELLON INVESTOR SERVICES LLC IMMEDIATELY TO OBTAIN AN AFFIDAVIT OF LOSS, TO RECEIVE FURTHER INSTRUCTIONS ON HOW TO PROCEED, AND TO DETERMINE WHETHER YOU WILL NEED TO POST A BOND, SO THAT THE TIMELY PROCESSING OF THIS LETTER OF TRANSMITTAL WILL NOT BE IMPEDED. SEE INSTRUCTION 16.

[ ] CHECK HERE IF YOU ARE A FINANCIAL INSTITUTION THAT IS A PARTICIPATING
    INSTITUTION IN THE BOOK-ENTRY TRANSFER FACILITY'S SYSTEM AND YOU ARE DELIVERING THE TENDERED SHARES BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    CHECK EXACTLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY CLASS A SHARES.
--------------------------------------------------------------------------------

          CLASS A SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE
                                  TENDER OFFER
                              (SEE INSTRUCTION 5)

[ ] The undersigned wants to maximize the chance of having Gartner purchase all class A shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders class A shares and is willing to accept the purchase price determined by Gartner pursuant to the tender offer (the "purchase price for class A shares"). This action could result in receiving a price per class A share as low as $12.50.

                                    -- OR --

           CLASS A SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER
                              (SEE INSTRUCTION 5)

     By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders class A shares at the price checked. This action could result in none of the class A shares being purchased if the purchase price for class A shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER CLASS A SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH THE STOCKHOLDER TENDERS CLASS A SHARES. You cannot tender the same class A shares at more than one price, unless you have previously validly withdrawn those class A shares tendered at a different price in accordance with Section 4 of the offer to purchase.

PRICE (IN DOLLARS) PER CLASS A SHARE AT WHICH CLASS A SHARES ARE BEING TENDERED

     [ ] $12.50          [ ] $12.60       [ ] $12.70       [ ] $12.80       [ ] $12.90       [ ] $13.00
     [ ] $13.10          [ ] $13.20       [ ] $13.30       [ ] $13.40       [ ] $13.50

             YOU WILL NOT HAVE VALIDLY TENDERED YOUR CLASS A SHARES
              UNLESS YOU CHECK ONE AND ONLY ONE BOX IN THIS FRAME.

                                    ODD LOTS
                              (SEE INSTRUCTION 6)

     To be completed ONLY if class A shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 class A shares.

     On the date hereof, the undersigned either (check one box):

     [ ] is the beneficial or record owner of an aggregate of fewer than 100 class A shares and is tendering all of those class A shares, or

     [ ] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, class A shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 class A shares and is tendering all of such class A shares.

     IN ADDITION, THE UNDERSIGNED IS TENDERING CLASS A SHARES (CHECK ONE BOX):

     [ ] at the purchase price for class A shares, which will be determined by Gartner in accordance with the terms of the tender offer (persons checking this box should check the box under the heading "Class A Shares Tendered at Price Determined Pursuant to the Tender Offer"); or

     [ ] at the price per class A share indicated under the heading "Class A
         Shares Tendered at Price Determined by Stockholder."

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 11)

     A tendering stockholder may condition his or her tender of class A shares upon Gartner purchasing a specified minimum number of the class A shares tendered, as described in Section 6 of the offer to purchase. Unless Gartner purchases at least the minimum number of class A shares you indicate below pursuant to the terms of the tender offer, Gartner will not purchase any of the class A shares tendered below. It is the tendering stockholder's responsibility to calculate that minimum number, and we urge each stockholder to consult his or her own tax advisor in doing so. Unless you check the box immediately below and specify, in the space provided, a minimum number of class A shares that Gartner must purchase from you if Gartner purchases any class A shares from you, Gartner will deem your tender unconditional.

     [ ] The minimum number of class A shares that Gartner must purchase from me
         if Gartner purchases any class A shares from me, is:       class A
         shares.

     If, because of proration, Gartner will not purchase the minimum number of class A shares from you that you designate, Gartner may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her class A shares. To certify that you are tendering all of the class A shares you own, check the box below.

     [ ] The tendered class A shares represent all class A shares held by the undersigned.

                          SPECIAL PAYMENT INSTRUCTIONS
                          (SEE INSTRUCTIONS 1 AND 10)

  Complete this box ONLY if the check for the aggregate purchase price for class A shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or certificate for class A shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if class A shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.

CHECK ONE OR BOTH BOXES AS APPROPRIATE:

[ ] ISSUE CHECK TO:

[ ] ISSUE CLASS A SHARE CERTIFICATE TO:

Name: ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

CHECK and COMPLETE IF APPLICABLE:
[ ] Credit class A shares delivered by book-entry transfer and not purchased to the account set forth below:

Account
Number: ------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1 AND 10)

  Complete this box ONLY if the check for the aggregate purchase price for class A shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or certificate for class A shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

CHECK ONE OR BOTH BOXES AS APPROPRIATE:

[ ] DELIVER CHECK TO:

[ ] DELIVER CLASS A SHARE CERTIFICATE TO:

Name: ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

Ladies and Gentlemen:

     The undersigned hereby tenders to Gartner, Inc., a Delaware corporation ("Gartner"), the above-described shares of Gartner's class A common stock, par value $.0005 per share, together with the associated preferred stock purchase rights issued under the Amended and Restated Stockholder Rights Plan dated as of August 31, 2002 with Mellon Investor Services LLC, as successor Rights Agent of Fleet National Bank, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement, dated as of June 30, 2003 (herein referred to as the "class A shares"). Unless the associated preferred stock purchase rights are redeemed prior to the expiration of the tender offer, a tender of any class A shares will also constitute a tender of the associated preferred stock purchase rights.

     The tender of the class A shares is being made at the price per class A share indicated in this letter of transmittal, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in this letter of transmittal and in Gartner's offer to purchase, dated June 22, 2004, receipt of which is hereby acknowledged.

     Subject to and effective upon acceptance for payment of, and payment for, class A shares tendered with this letter of transmittal in accordance with the terms of the tender offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Gartner all right, title and interest in and to all of the class A shares tendered hereby which are so accepted and paid for;
(2) orders the registration of any class A shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of Gartner; and (3) appoints the depositary as attorney-in-fact of the undersigned with respect to such class A shares, with the full knowledge that the depositary also acts as the agent of Gartner, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

          (a) deliver certificates for class A shares, or transfer ownership of such class A shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Gartner, upon receipt by the depositary, as the undersigned's agent, of the purchase price for class A shares;

          (b) present certificates for such shares for cancellation and transfer on Gartner's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such class A shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

     The undersigned understands that Gartner will, upon the terms and subject to the conditions of the tender offer, determine a single per share price, not greater than $13.50 nor less than $12.50 per class A share (the "purchase price for class A shares"), which it will pay for class A shares validly tendered and not validly withdrawn pursuant to the tender offer, after taking into account the number of class A shares so tendered and the prices specified by tendering stockholders. The undersigned understands that Gartner will select the lowest purchase price that will allow it to purchase 11,298,630 class A shares or, if a lesser number of class A shares is validly tendered and not validly withdrawn, all such class A shares that are validly tendered and not validly withdrawn. The undersigned further understands that Gartner reserves the right to purchase more than 11,298,630 class A shares pursuant to the tender offer, subject to certain limitations and legal requirements as set forth in the tender offer. Gartner will purchase all class A shares validly tendered at or below the purchase price for class A shares and not validly withdrawn, subject to the conditions of the tender offer and the "odd lot" priority, proration and conditional tender provisions described in the offer to purchase. The undersigned understands that all stockholders whose class A shares are purchased by Gartner will receive the same purchase price for each class A share purchased in the tender offer.

     The undersigned hereby covenants, represents and warrants to Gartner that:

          (a) the undersigned has a net long position in the class A shares at least equal to the number of class A shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is tendering the class A shares in compliance with Rule 14e-4 under the Exchange Act;

          (b) has full power and authority to tender, sell, assign and transfer the class A shares tendered hereby;

          (c) when and to the extent Gartner accepts the class A shares for purchase, Gartner will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the class A shares will not be subject to any adverse claims or rights;

          (d) the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Gartner to be necessary or desirable to complete the sale, assignment and transfer of the class A shares tendered hereby and accepted for purchase; and

          (e) the undersigned has read and agrees to all of the terms of the tender offer.

     The undersigned understands that tendering of class A shares under any one of the procedures described in Section 3 of the offer to purchase and in the Instructions to this letter of transmittal will constitute an agreement between the undersigned and Gartner upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that under no circumstances will Gartner pay interest on the purchase price for class A shares.

     The undersigned recognizes that under certain circumstances set forth in the offer to purchase, Gartner may terminate or amend the tender offer; or may postpone the acceptance for payment of, or the payment for, class A shares tendered, or may accept for payment fewer than all of the class A shares tendered hereby. The undersigned understands that certificate(s) for any class A shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

     THE NAMES AND ADDRESSES OF THE REGISTERED HOLDERS SHOULD BE PRINTED, IF THEY ARE NOT ALREADY PRINTED ABOVE, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING CLASS A SHARES TENDERED HEREBY. THE CERTIFICATE NUMBERS, THE NUMBER OF CLASS A SHARES REPRESENTED BY SUCH CERTIFICATES, AND THE NUMBER OF CLASS A SHARES THAT THE UNDERSIGNED WISHES TO TENDER, SHOULD BE SET FORTH IN THE APPROPRIATE BOXES ABOVE.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the aggregate purchase price for class A shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any class A shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of class A shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the aggregate purchase price for class A shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for class A shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the aggregate purchase price for class A shares purchased (less the amount of any federal income or backup withholding tax required to be withheld, and the amount, if any, of any stock transfer taxes not paid by Gartner) and/or return any class A shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

     The undersigned recognizes that Gartner has no obligation, under the Special Payment Instructions, to transfer any certificate for class A shares from the name of its registered holder, or to order the registration or transfer of class A shares tendered by book-entry transfer, if Gartner purchases none of the class A shares represented by such certificate or tendered by such book-entry transfer.

     All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

                            STOCKHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 8)
     (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 OR THE APPROPRIATE FORM W-8)

Must be signed by registered holder(s) exactly as name(s) appear(s) on class A share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by class A share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 8.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated:
--------------------------- , 2004

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PLEASE PRINT

Capacity (full title):
               -----------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PLEASE INCLUDE ZIP CODE

(Area Code) Telephone Number:
                         -------------------------------------------------------

Taxpayer Identification or
Social Security No.:
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 8)

Authorized Signature
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

Address Line 2
--------------------------------------------------------------------------------

(Area Code) Telephone No.
--------------------------------------------------------------------------------

Dated:
--------------------------- , 2004

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                 FORMING PART OF THE TERMS OF THE TENDER OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided in this Instruction, all signatures on this letter of transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"). Signatures on this letter of transmittal need not be guaranteed if either (a) this letter of transmittal is signed by the registered holder(s) of the class A shares (which term, for purposes of this letter of transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of class A shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this letter of transmittal; or (b) such class A shares are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You should use this letter of transmittal only if you are (a) forwarding certificates with this letter of transmittal, (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the depositary, or (c) causing the class A shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the offer to purchase. In order for you to validly tender class A shares, the depositary must receive certificates for all physically tendered class A shares, or a confirmation of a book-entry transfer of all class A shares delivered electronically into the depositary's account at the book-entry transfer facility, together in each case with a properly completed and duly executed letter of transmittal, or an Agent's Message in connection with book-entry transfer, and any other documents required by this letter of transmittal, at one of its addresses set forth in this letter of transmittal by the expiration date (as defined in the offer to purchase).

     The term "Agent's Message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the class A shares, that the participant has received and agrees to be bound by the terms of the letter of transmittal, and that Gartner may enforce this agreement against the participant.

     Guaranteed Delivery. If you cannot deliver your class A shares and all other required documents to the depositary by the expiration date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your class A shares, pursuant to the guaranteed delivery procedure described in Section 3 of the offer to purchase, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Gartner, specifying the price at which you are tendering your class A shares, including (where required) a Signature Guarantee by an Eligible Institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the depositary to receive the notice of guaranteed delivery by the expiration date; and (3) ensure that the depositary receives the certificates for all physically tendered class A shares or book-entry confirmation of electronic delivery of class A shares, as the case may be, together with a properly completed and duly executed letter of transmittal with any required signature guarantees or an Agent's Message, and all other documents required by this letter of transmittal, within three New York Stock Exchange, Inc. trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the offer to purchase.

     The notice of guaranteed delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For class A shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the expiration date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR CLASS A SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF YOU CHOOSE TO DELIVER THE DOCUMENTS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, PLEASE ALLOW SUFFICIENT TIME TO ASSURE DELIVERY.

     Except as specifically permitted by Section 6 of the offer to purchase, Gartner will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional class A shares. By executing this letter of transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered class A shares.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Class A Shares Tendered" is inadequate, then you should list the certificate numbers, the number of class A shares represented by the certificate(s) and the number of class A shares tendered with respect to each certificate on a separate signed schedule attached to this letter of transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED CLASS A SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If you wish to tender (i.e., offer to sell) fewer than all of the class A shares evidenced by any certificate(s) that you deliver to the depositary, fill in the number of class A shares that you wish to tender in the column entitled "Number of Class A Shares Tendered." In this case, if Gartner purchases some but not all of the class A shares that you tender, Gartner will issue to you a new certificate for the unpurchased class A shares. The new certificate will be sent to the registered holder(s) as promptly as practicable after the expiration date. Unless you indicate otherwise, all class A shares represented by the certificate(s) listed and delivered to the depositary will be deemed to have been tendered. In the case of class A shares tendered by book-entry transfer at the book-entry transfer facility, any tendered but unpurchased class A shares will be credited to the appropriate account maintained by the tendering stockholder at the book-entry transfer facility. In each case, class A shares will be returned or credited without expense to the stockholder.

     5. INDICATION OF PRICE AT WHICH CLASS A SHARES ARE BEING TENDERED. In order to validly tender your class A shares by this letter of transmittal, you must either:

          a. check the box under "CLASS A SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER" in order to maximize the chance of having Gartner purchase all of the class A shares that you tender (subject to the possibility of proration); OR

          b. check one of the boxes indicating the price per class A share at which you are tendering class A shares in the section entitled "CLASS A SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER."

     YOU MUST CHECK ONE, AND ONLY ONE, BOX. If you check more than one box or no boxes, then you will be deemed not to have validly tendered your class A shares. IF YOU WISH TO TENDER PORTIONS OF YOUR DIFFERENT CLASS A SHARE HOLDINGS AT DIFFERENT PRICES, YOU MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH YOU WISH TO TENDER EACH SUCH PORTION OF YOUR CLASS A SHARE HOLDINGS. You cannot tender the same class A shares at more than one price (unless, prior to tendering previously tendered class A shares at a new price, you validly withdrew those class A shares in accordance with Section 4 of the offer to purchase).

     By checking the box under "Class A Shares Tendered at Price Determined Pursuant to the Tender Offer" you agree to accept the purchase price for class A shares resulting from the tender offer process, which may be as low as $12.50 and as high as $13.50 per class A share. By checking a box under "Class A Shares Tendered at Price Determined by Stockholder," you acknowledge that doing so could result in none of the class A shares you tender being purchased if the purchase price for class A shares turns out to be less than the price you selected.

     6. ODD LOTS. As described in Section 1 of the offer to purchase, if Gartner purchases fewer than all class A shares properly tendered before the expiration date and not properly withdrawn, Gartner will first purchase all class A shares tendered by any stockholder who (a) owns, beneficially or of record, an aggregate of fewer than 100 class A shares, and (b) tenders all of his or her class A shares at or below the purchase price for class A shares. You will only receive this preferential treatment if you own fewer than 100 class A shares and tender ALL of the class A shares you own at or below the purchase price for class A shares. Even if you otherwise qualify for "odd lot" preferential treatment, you will not receive such preference unless you complete the section entitled "Odd Lots" in this letter of transmittal.

     7. ORDER OF PURCHASE IN THE EVENT OF PRORATION. As described in Section 1 of the offer to purchase, stockholders may specify the order in which their class A shares are to be purchased in the event that, as a result of proration or otherwise, Gartner purchases some but not all of the tendered class A shares pursuant to the terms of the tender offer. The order of purchase may have an effect on the federal income tax treatment of any gain or loss on the class A shares that Gartner purchases. See Sections 1, 6 and 14 of the offer to purchase.

     8. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

          a. EXACT SIGNATURES. If this letter of transmittal is signed by the registered holder(s) of the class A shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          b. JOINT HOLDERS. If the class A shares are registered in the names of two or more persons, ALL such persons must sign this letter of transmittal.

          c. DIFFERENT NAMES ON CERTIFICATES. If any tendered class A shares are registered in different names on several certificates, you must complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

          d. ENDORSEMENTS. If this letter of transmittal is signed by the registered holder(s) of the class A shares tendered hereby, no endorsements of certificate(s) representing such class A shares or separate stock powers are required unless payment of the purchase price for class A shares is to be made, or the certificates for class A shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s).

     SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If this letter of transmittal is signed by a person other than the registered holder(s) of the class A shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the class A shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such class A shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the depositary evidence satisfactory to Gartner that such person has authority so to act.

     9. STOCK TRANSFER TAXES. Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need to accompany this letter of transmittal. Gartner will pay or cause to be paid any stock transfer taxes payable on the transfer to it of class A shares purchased under the tender offer. If, however:

          a. payment of the purchase price for class A shares is to be made to any person other than the registered holder(s);

          b. certificate(s) for class A shares not tendered or tendered but not purchased are to be returned in the name of and to any person other than the registered holder(s) of such class A shares; OR

          c. tendered certificates are registered in the name of any person(s) other than the person(s) signing this letter of transmittal,

then the depositary will deduct from the purchase price for class A shares the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this letter of transmittal.

     10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any of the following conditions holds:

          a. check(s) for the purchase price for class A shares purchased pursuant to the tender offer are to be issued to a person other than the person(s) signing this letter of transmittal; or

          b. check(s) for the purchase price of class A shares are to be sent to any person other than the person signing this letter of transmittal, or to the person signing this letter of transmittal, but at a different address; or

          c. certificates for any class A shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this letter of transmittal, then, in each such case, you must complete the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" as applicable in this letter of transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 8.

     11. CONDITIONAL TENDERS. As described in Section 6 of the offer to purchase, stockholders may condition their tenders on Gartner purchasing all of their class A shares, or specify a minimum number of class A shares that Gartner must purchase for the tender of any of their class A shares to be effective. If you wish to make a conditional tender you must indicate this choice in the box entitled "Conditional Tender" in this letter of transmittal or, if applicable, the notice of guaranteed delivery; and you must calculate and appropriately indicate, in the space provided, the minimum number of class A shares that Gartner must purchase if Gartner purchases any class A shares.

     As discussed in Sections 1 and 6 of the offer to purchase, proration may affect whether Gartner accepts conditional tenders. Proration may result in all of the class A shares tendered pursuant to a conditional tender being deemed to have been withdrawn, if Gartner could not purchase the minimum number of class A shares required to be purchased by the tendering stockholder due to proration. If, because of proration, Gartner will not purchase the minimum number of class A shares that you designate, Gartner may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your class A shares and must have checked the box so indicating. Upon selection by random lot, if any, Gartner will limit its purchase in each case to the designated minimum number of class A shares.

     If you are an "odd lot" holder and you tender all of your class A shares, you cannot conditionally tender, since your class A shares will not be subject to proration.

     All tendered class A shares will be deemed unconditionally tendered unless the "Conditional Tender" box is checked and appropriately completed. When deciding whether to tender class A shares conditionally, we urge each stockholder to consult his or her own tax advisor.

     12. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Under the federal income tax laws, the depositary will be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the tender offer. In order to avoid such backup withholding, each tendering stockholder that is a U.S. person (including a U.S. resident alien) must provide the depositary with such stockholder's correct taxpayer identification number by completing the Substitute Form W-9 set forth below.

     In general, if a stockholder is an individual, the taxpayer identification number is the social security number of such individual. If the depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder pursuant to the tender offer may be subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the depositary that a foreign individual qualifies as an exempt recipient, such stockholder must submit the appropriate IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. You can obtain a copy of the appropriate Form W-8 from the depositary.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if class A shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 or the appropriate Form W-8 will not, by itself, cause class A shares to be deemed invalidly tendered, but may require the depositary to withhold 28% of the amount of any payments made pursuant to the tender offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is furnished to the Internal Revenue Service.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 (OR APPROPRIATE FORM W-8) MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     Unless Gartner determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, Gartner will be required to withhold federal income tax at a rate of 30% from such gross proceeds paid to a foreign stockholder or his agent. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, (iii) a trust whose administration is subject to the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to make all substantial decisions, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. A foreign stockholder may be eligible to file for a refund of such tax or a portion of such tax if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in the offer to purchase under the caption "The Tender Offer -- 14. U.S. Federal Income Tax Consequences" or if such stockholder is entitled to a reduced rate of withholding pursuant to a treaty and Gartner withheld at a higher rate.

     In order to obtain a reduced rate of withholding under a tax treaty, a foreign stockholder must deliver to the depositary, before the payment, a properly completed and executed statement claiming such an exemption or reduction on Form W-8BEN (or other appropriate Form W-8). A stockholder can obtain the appropriate Form W-8 from the depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the depositary a properly executed statement claiming exemption on Form W-8ECI. A stockholder can obtain such form from the depositary. We urge foreign stockholders to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

     13. IRREGULARITIES. Gartner will determine in its sole discretion all questions as to the purchase price for class A shares, the number of class A shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of class A shares. Any such determinations will be final and binding on all parties. Gartner reserves the absolute right to reject any or all tenders of class A shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of Gartner, be unlawful. Gartner also reserves the absolute right, subject to the terms and conditions of the Silver Lake Stock Purchase Agreement, to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular class A shares, and Gartner's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of class A shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Gartner shall determine. None of Gartner, the dealer manager (as defined in the offer to purchase), the depositary, the information agent (as defined in the offer to purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     14. QUESTIONS; REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Please direct any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

     15. STOCK OPTION PLANS. If you hold vested options in Gartner's stock option plans, then you may exercise such vested options by paying the cash exercise price and receiving class A shares which you may then tender in accordance with the terms of the tender offer.

     16. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing any class A shares has been lost, stolen, destroyed or mutilated, you should notify Mellon Investor Services LLC, the transfer agent for the class A shares, by calling (800) 270-3449 and asking for instructions on obtaining replacement certificate(s) at the address specified on the cover of this letter of transmittal. Mellon Investor Services LLC will require you to complete an affidavit of loss and return it to Mellon Investor Services LLC. You will then be instructed by Mellon Investor Services LLC as to the steps you must take in order to replace the certificate. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated.

     We cannot process this letter of transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the transfer agent, Mellon Investor Services LLC, immediately, in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

     IMPORTANT: THE DEPOSITARY MUST RECEIVE THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATE(S) FOR CLASS A SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY, BEFORE THE EXPIRATION DATE.

YOU MUST COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

SUBSTITUTE FORM W-9
DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
PAYER'S REQUEST FOR TIN AND CERTIFICATION
--------------------------------------------------------------------------------------------
Name:

--------------------------------------------------------------------------------------------
Please check the appropriate box indicating your status:
[ ] Individual/Sole proprietor   [ ] Corporation  [ ] Partnership  [ ] Other
[ ] Exempt from backup withholding
--------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)

--------------------------------------------------------------------------------------------
City, state, and ZIP code

--------------------------------------------------------------------------------------------

PART I        TAXPAYER IDENTIFICATION NUMBER ("TIN")

-----------------------------------------------------------------------------------------------------------------

                                                                       ------------------------------------------
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For                Social Security Number
most individuals, this is your social security number. If you do
not have a number, see the enclosed Guidelines for Certification of                        OR
Taxpayer Identification Number on Substitute Form W-9. If you are      ------------------------------------------
awaiting a TIN, write "Applied For" in this Part I, complete the             Employer Identification Number
"Certificate Of Awaiting Taxpayer Identification Number" below and see "IMPORTANT TAX INFORMATION."

--------------------------------------------------------------------------------
PART II      CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

SIGN              Signature of
HERE              U.S. person (right arrow)                                  Date (right arrow)

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 (OR APPROPRIATE FORM W-8) MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE "IMPORTANT TAX INFORMATION."

        COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
             INSTEAD OF INCLUDING A TIN ON THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.
--------------------------------------------------------------------------------

SIGN              Signature of
HERE              U.S. person (right arrow)             Date (right arrow)

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

------------------------------------------------------------
                                         GIVE THE NAME AND
                                         SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:         NUMBER OF --
------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-
        trust (grantor is also trustee)  trustee(1)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under state law
 5.  Sole proprietorship or single-      The owner(3)
     owner LLC

----------------------------------------------------------------
                                         GIVE THE NAME AND
                                         EMPLOYER IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:         NUMBER OF --
----------------------------------------------------------------
 6.  Sole proprietorship or single-      The owner(3)
     member LLC
 7.  A valid trust, estate, or pension   The legal entity(4)
     trust
 8.  Corporate or LLC electing           The corporation
     corporate status on Form 8832
 9.  Association, club, religious,       The organization
     charitable, educational, or other
     tax-exempt organization
10.  Partnership or multi-member LLC     The partnership
11.  A broker or registered nominee      The broker or nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments

------------------------------------------------------------
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding include:

  1. An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

  2. The United States or any of its agencies or instrumentalities.

  3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  4. A foreign government or any of its political subdivisions, agencies or instrumentalities.

  5. An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

  6. A corporation.

  7. A foreign central bank of issue.

  8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  9. A futures commission merchant registered with the Commodity Futures Trading Commission.

 10. A real estate investment trust.

 11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

 12. A common trust fund operated by a bank under Section 584(a).

 13. A financial institution.

 14. A middleman known in the investment community as a nominee or custodian.

 15. A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

--------------------------------------------------------------
IF THE PAYMENT IS FOR        THEN THE PAYMENT IS EXEMPT FOR...
--------------------------------------------------------------
Interest and dividend        All exempt recipients except for
payments                     9
Broker transactions          Exempt recipients 1 through 13.
                             Also, a person registered under
                             the Investment Advisers Act of
                             1940 who regularly acts as a
                             broker
--------------------------------------------------------------

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. Furnish your taxpayer identification number, check the appropriate box for your status, check the "Exempt from backup withholding" box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

     The letter of transmittal and certificates for class A shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth above.

     Any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your class A shares, please contact the depositary.

                 THE INFORMATION AGENT FOR THE TENDER OFFER IS:

                   Georgeson Shareholder Communications Inc.

                   Georgeson Shareholder Communications Inc.
                 Banks and Brokerage Firms Call: (212) 440-9800
               Stockholders Please Call Toll Free: (888) 279-4024

                  THE DEALER MANAGER FOR THE TENDER OFFER IS:

                              Goldman, Sachs & Co.

                              Goldman, Sachs & Co.
                                85 Broad Street
                            New York, New York 10004
                         (212) 902-1000 (Call Collect)
                        (800) 323-5678 (Call Toll Free)

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